\                                                      Exhibit 4.2


NUMBER                                                  OPTIMARK LOGO]                                        SHARES
OTB

  SERIES B                                              OPTIMARK (TM)
CONVERTIBLE PARTICIPATING PREFERRED                   TECHNOLOGIES, INC.
STOCK PAR VALUE .01 PER SHARE            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR CERTAIN DEFINITIONS


     This certifies that




     is the owner of



  FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES B CONVERTIBLE PARTICIPATING
   PREFERRED STOCK OF

     OPTIMARK TECHNOLOGIES, INC. The shares evidenced by this Certificate are transferable on the books of the Corporation by the holder hereof in person or duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent). This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its facsimile seal and the facsimile signatures of its duly authorized officers.

Dated:

                          OPTIMARK TECHNOLOGIES, INC.
                            CORPORATE SEAL DELAWARE

      /s/ Christoper J. Walsh                               /s/ William A. Lupen
          SECRETARY                                             CHAIRMAN

COUNTERSIGNED AND REGISTERED:
     ChaseMellon Shareholder Services, L.L.C.
                         TRANSFER AGENT
                         AND REGISTRAR

BY:
                      AUTHORIZED SIGNATURE

                          OPTIMARK TECHNOLOGIES, INC.

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -       Custodian
                                                        -------         -------
                                                         (Cust)         (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN - as joint tenants with right               ACT
         of survivorship and not as                    ------------------------
         tenants in common                                  (State)

      Additional abbreviations may also be used though not in the above list.

For value received,                 hereby sell, assign and transfer unto
                   -----------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Please Print or Typewrite Name and Address including Zip Code of Assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

of the Stock represented by the within certificate and do hereby irrevocably constitute and appoint

                                                  ------------------------------

------------------------------------------------------------------------Attorney

to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
      -----------------

                                            ---------------------------------
                                                           Signature
                                            NOTICE: The signature(s) to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            the Certificate, in every
                                            particular, without alteration or
                                            enlargement, or any change whatever.




SIGNATURE GUARANTEED:
                     ----------------------------------------------------------
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                                                      Exhibit 4.2


NUMBER                                                  [OPTIMARK LOGO]                                           SHARES
OTA

  SERIES A                                                 OPTIMARK (TM)
CONVERTIBLE PARTICIPATING PREFERRED                      TECHNOLOGIES, INC.
STOCK PAR VALUE .01 PER SHARE            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR CERTAIN DEFINITIONS


     This certifies that




     is the owner of



  FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A CONVERTIBLE PARTICIPATING
   PREFERRED STOCK OF

     OPTIMARK TECHNOLOGIES, INC. The shares evidenced by this Certificate are transferable on the books of the Corporation by the holder hereof in person or duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent). This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its facsimile seal and the facsimile signatures of its duly authorized officers.

Dated:

                          OPTIMARK TECHNOLOGIES, INC.
                            CORPORATE SEAL DELAWARE

      /s/ Christopher J. Walsh                             /s/ William A. Lupen
          SECRETARY                                            CHAIRMAN

COUNTERSIGNED AND REGISTERED:
     ChaseMellon Shareholder Services, L.L.C.
                         TRANSFER AGENT
                         AND REGISTRAR

BY:
                      AUTHORIZED SIGNATURE

                          OPTIMARK TECHNOLOGIES, INC.

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -       Custodian
                                                        -------         -------
                                                         (Cust)         (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN - as joint tenants with right               ACT
         of survivorship and not as                    ------------------------
         tenants in common                                  (State)

      Additional abbreviations may also be used though not in the above list.

For value received,                 hereby sell, assign and transfer unto
                   -----------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Please Print or Typewrite Name and Address including Zip Code of Assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares

of the Stock represented by the within certificate and do hereby irrevocably constitute and appoint

                                                  ------------------------------

------------------------------------------------------------------------Attorney

to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
      -----------------

                                            ---------------------------------
                                                           Signature
                                            NOTICE: The signature(s) to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            the Certificate, in every
                                            particular, without alteration or
                                            enlargement, or any change whatever.




SIGNATURE GUARANTEED:
                     ----------------------------------------------------------
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.